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                                                                    EXHIBIT 10.9


                                                                  Execution Copy

                  REGISTRATION RIGHTS AND REPURCHASE AGREEMENT

      Registration Rights and Repurchase Agreement ("Agreement") dated as of August 24, 1992 among Randall's Management Corporation, Inc., a Texas corporation ("Randall's"), The Morgan Stanley Leveraged Equity Fund II, L.P., a Delaware limited partnership ("MSLEF II"), and the other persons listed on the signature pages hereto (the "Other Selling Shareholders" and together with MSLEF II, the "Selling Shareholders").

      WHEREAS, Randall's and the Selling Shareholders are parties to that certain Acquisition Agreement ("Acquisition Agreement") dated as of August 11, 1992 pursuant to which, among other things, Randall's is purchasing (the "Purchase") the shares of common stock, par value $1.00 per share, of Cullum Companies, Inc. owned by the Selling Shareholders;

      WHEREAS, as consideration for the Purchase, among other things, Randall's is issuing to, and may issue in the future to, the Selling Shareholders shares of Randall's 8% convertible preferred stock, par value $10 per share (the "Convertible Preferred Stock"), and shares of Randall's common stock, par value $0.25 per share;

      WHEREAS, as an inducement to enter into the Acquisition Agreement, Randall's and the Selling Shareholders agreed to enter into this Agreement;

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Securities Subject.

      (a) Definitions. As used herein, the following terms have the indicated meanings, unless the context otherwise requires:

      "Closing Date" has the meaning set forth in the Acquisition Agreement.

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" means the common stock, par value $0.25 per share, of Randall's.

      "Converted Common Stock" means the shares of Common Stock issued pursuant to the conversion of the Convertible Preferred Stock.
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      "Disposition" means any inter vivos sale, transfer, pledge, assignment, hypothecation, mortgage or other encumbrance, or any other disposition of Randall's Securities whatsoever, whether voluntary or involuntary.

      "Fair Market Value" means for any date the per share value of the Common Stock as most recently determined on behalf of the trustee of Randall's employee stock ownership plan (established for the benefit of its salaried employees) or, if such plan is no longer in existence, the value thereof as determined in good faith by the Board of Directors of Randall's based on an opinion of an independent investment banking firm or any other qualified independent appraiser.

      "Holder" means a Selling Shareholder or any transferee thereof permitted hereby if such transferee has executed a counterpart hereof at the time of the transfer to such transferee, unless the Common Stock held by such person is acquired in (i) a public distribution pursuant to a registration statement under the Securities Act or (ii) transactions exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

      "IPO" means an offering of Common Stock that was registered under the Securities Act pursuant to an effective registration statement in which the total gross proceeds to Randall's and any selling shareholders (together with the total gross proceeds to Randall's and any selling shareholders from any previous offering of Common Stock that was registered under the Securities Act pursuant to an effective registration statement) were at least $30 million.

      "Original Common Stock" means the shares of Common Stock issued by Randall's to the Selling Shareholders on the Closing Date as part of the Purchase Consideration (as defined in the Acquisition Agreement).

      "Payment Amount" means for any date (i) in the case of Original Common Stock, the product of the Fair Market Value multiplied by the number of shares of Original Common Stock to be sold or transferred pursuant to this Agreement,
(ii) in the case of Converted Common Stock, the product of 150% of the Fair Market Value multiplied by the number of shares of Converted Common Stock to be sold or transferred pursuant to this Agreement, and (iii) in the case of Convertible Preferred Stock, the product of $100 (plus any accrued and unpaid dividends per share of Convertible Preferred Stock) multiplied by the number of shares of Convertible Preferred Stock to be sold or transferred pursuant to this Agreement.

      "Payment Date" means (i) in the case of Original Common Stock, October 15, 1997 and each subsequent October 15 to and including October 15, 2001 and (ii) in the case of Converted Common Stock, October 15, 1999 and each subsequent October 15 to and including October 15, 2008.

      "Put Option" means the option of a Holder of Original Common Stock or Converted Common Stock pursuant to Section 8(a) or 8(b) hereof, respectively, to sell shares of such Original Common Stock or Converted Common Stock to Randall's.


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      "Registrable Securities" means the shares of Original Common Stock and any shares of Converted Common Stock.

      "Randall's Securities" means the Original Common Stock, the Converted Common Stock and the Convertible Preferred Stock.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

      "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a registration statement.

      (b) Registrable Securities. Any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been disposed of pursuant to such effective registration statement,
(ii) such Registrable Security is distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) such Registrable Security has been otherwise transferred and it may be resold without subsequent registration under the Securities Act or (iv) such Registrable Security is no longer held by a Holder.

2.    Piggy-Back Registration.

      (a) If at any time Randall's proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock whether or not for sale for Randall's account (other than a registration statement on Form S-4 or S-8 (or any substitute form for comparable purposes that may be adopted by the Commission) or a registration statement filed in connection with an exchange offer or an offering of securities solely to Randall's existing security holders), then Randall's shall in each such case give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 20 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request.

      (b) Randall's shall use its reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any similar securities of Randall's included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering shall inform Randall's that because of the size of the offering which the Holders, Randall's and such other persons intend to make, the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then the amount of securities to be offered for the accounts of Holders shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such offering to the amount such managing underwriter or underwriters have advised Randall's can be sold in such offering; provided that if Common Stock is being offered for the account of other persons or entities as well as Randall's, then the proportion


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by which the amount of Registrable Securities intended to be offered by Holders is reduced shall not exceed the proportion by which the amount of Common Stock intended to be offered by such other persons or entities is reduced. Randall's will bear all Registration Expenses in connection with a piggy-back registration.

      (c) The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the agreements (other than those regarding indemnification) on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities. Any such Selling Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company other than representations, warranties or agreements regarding such Selling Holder, such Selling Holder's Registrable Securities and such Selling Holder's intended method of distribution or as otherwise required by law.

3.    Restrictions on Public Sale by Holder of Registrable Securities.

      To the extent not inconsistent with applicable law, each Holder whose securities are included in a registration statement agrees not to effect any public sale or distribution of the securities being registered or a similar security of Randall's, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the fourteen days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except pursuant to such registration), if and to the extent requested by Randall's in the case of a non-underwritten public offering or if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten public offering.

4.    Registration Procedures.

      Whenever the Holders have requested that any Registrable Securities be included in a registration statement pursuant to Section 2 hereof, Randall's will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as practicable, and in connection with any such request, Randall's will:

      (a) (i) prior to filing a registration statement or prospectus or any amendments or supplements thereto, furnish to the Selling Holders and one counsel selected by the Holders of a majority in aggregate number of shares of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, (ii) furnish to each Selling Holder such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder, and (iii) after the filing of the registration statement, promptly notify each Selling Holder of any stop


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order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

      (b) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Selling Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder; provided that Randall's will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (b),
(ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

      (c) use its reasonable best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Randall's to enable the Selling Holder or Selling Holders thereof to consummate the disposition of such Registrable Securities;

      (d) immediately notify each Selling Holder, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the occurrence of an event known to Randall's requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to each Selling Holder any such supplement or amendment;

      (e) enter into or arrange for the furnishing of customary agreements and documents (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

      (f) make available for inspection by any Selling Holder, and any attorney, accountant or other professional retained by any such Selling Holder (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of Randall's or its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause Randall's and its subsidiaries' officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. Each Inspector that actually reviews Records supplied by Randall's or its subsidiaries that actually include information that Randall's determines to be confidential ("Confidential Information") shall be required, prior to any such review, to execute an agreement with Randall's providing that such Inspector shall not disclose any Confidential Information unless such disclosure is required by applicable law or legal process. Each Selling Holder agrees that it will not make any market transaction in securities of Randall's based on such Confidential Information in violation of applicable securities laws. Each Selling Holder further agrees


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that it will, upon learning that disclosure of Confidential Information is sought in a court of competent jurisdiction, give notice to Randall's and allow Randall's, at its expense, to undertake appropriate action to prevent disclosure of the Confidential Information. Each Selling Holder also agrees that the due diligence investigation made by the Inspectors shall be conducted in a manner which shall not unreasonably disrupt the operations of Randall's or of the work performed by Randall's officers and employees;

      (g) use its reasonable best efforts to obtain (i) an opinion or opinions of counsel to Randall's and (ii) a comfort letter or comfort letters from Randall's independent public accountants each in customary form and covering such matters of the type customarily covered by such opinion and comfort letters as the managing underwriter (or, if there is no underwriter, a majority in interest of all Selling Holders) reasonably requests;

      (h) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

      (i) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed.

      Randall's may require each Selling Holder as to which any registration is being effected to furnish to Randall's such information regarding the distribution of such Registrable Securities as Randall's may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration.

      Each Selling Holder agrees that, upon receipt of any notice from Randall's of the happening of any event of the kind described in Section 4(d) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(d) hereof, and, if so directed by Randall's, such Selling Holder will deliver to Randall's (at Randall's' expense) all copies, other than permanent file copies then in such Selling Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Each Selling Holder also agrees to notify Randall's if any event relating to such Selling Holder occurs which would require the preparation of a supplement or amendment to the prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

5.    Registration Expenses.

      All expenses incident to Randall's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating


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agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred by it in connection with the listing of the securities to be registered on each securities exchange on which the Common Stock is then listed, and fees and disbursements of counsel for Randall's and its independent certified public accountants, securities acts liability insurance (if Randall's elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by Randall's in connection with such registration, fees and expenses of other persons retained by Randall's, incurred in connection with each registration hereunder (but not including any underwriting discounts or commissions attributable to the sale of Registrable Securities), will be borne by Randall's. Any expenses of counsel for any Selling Holders will be borne by the Selling Holder or Selling Holders retaining such counsel.

6.    Indemnification; Contribution.

      (a) Indemnification by Randall's. Randall's agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors, partners and agents and each person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and expenses (including any reasonable legal or other costs of investigation) whatsoever arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to Randall's by such Selling Holder or on such Selling Holder's behalf expressly for use therein and provided further, that the indemnity with respect to any preliminary prospectus shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such losses, claims, damages, liabilities or expenses at or prior to the written confirmation of the sale of the Registrable Securities concerned to such person if it is determined that (i) it was the responsibility of such Selling Holder, or any underwriter or dealer selected by such Selling Holder, to provide such person with a current copy of the prospectus and (ii) such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense. Randall's also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 6(a) (as if clause (i) were not contained herein) or such other indemnification customarily obtained by underwriters at the time of offering.

      (b) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Selling Holder (or its officers, directors, partners or agents) or any person controlling any such


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Selling Holder in respect of which indemnity may be sought from Randall's,
Randall's shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Selling Holder, and shall assume the payment of all fees and expenses. Such Selling Holder or any controlling person of such Selling Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Selling Holder or such controlling person unless (i) Randall's has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include both such Selling Holder or such controlling person and Randall's, and such Selling Holder or such controlling person shall have been advised by counsel that there may be one or more legal defenses available to such Selling Holder or such controlling person which are different from or additional to those available to Randall's, in which case, if such Selling Holder or such controlling person notifies Randall's in writing that it elects to employ separate counsel at the expense of Randall's, Randall's shall not have the right to assume the defense of such action or proceeding on behalf of such Selling Holder or such controlling person; it being understood, however, that Randall's shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Selling Holder and such controlling persons, which firm shall be designated in writing by such Selling Holder, and that all such fees and expenses shall be reimbursed as they are incurred. Randall's shall not be liable for any settlement of any such action or proceeding effected without Randall's written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, Randall's agrees to indemnify and hold harmless such Selling Holder and such controlling person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment Randall's shall not, without the prior written consent of a Selling Holder, effect any settlement of any pending or threatened proceeding in respect of which any Selling Holder is or could have been a party and indemnity could have been sought hereunder by such Selling Holder, unless such settlement includes an unconditional release of such Selling Holder from all liability on claims that are the subject matter of such proceeding.

      (c) Indemnification by Holders of Registrable Securities. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless Randall's, its directors and officers who sign the registration statement and each person, if any, who controls Randall's within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Randall's to such Selling Holder, but only with respect to information concerning such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus; provided that the indemnity with respect to any preliminary prospectus shall not apply to the extent that such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such person if it is determined that (i) it was the responsibility of Randall's, or any underwriter


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or dealer selected by Randall's, to provide such person with a current copy of the prospectus and (ii) such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense. In case any action or proceeding shall be brought against Randall's or its directors or officers, or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to Randall's, and Randall's or its directors or officers or such controlling person shall have the rights and duties given to such Selling Holder, by the preceding paragraph. Each Selling Holder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of Randall's provided in this Section 6(c) (as if clause (i) were not contained herein).

      (d) Contribution. If the indemnification provided for in this Section 6 is unavailable to Randall's, the Selling Holders or the underwriters in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) as between Randall's and the Selling Holders on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by Randall's and the Selling Holders on the one hand and the underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Randall's and the Selling Holders on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations and (ii) as between Randall's, on the one hand, and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of Randall's and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by Randall's and the Selling Holders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by Randall's and the Selling Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of Randall's and the Selling Holders on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Randall's and the Selling Holders or by the underwriters. The relative fault of Randall's on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      Randall's and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even


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

if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the pubic exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligation to contribute pursuant to this Section 6(d) is several in the proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering, and not joint.

      (e) Indemnification similar to that specified herein (with appropriate modifications) shall be given by Randall's and each Selling Holder with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

7.    Participation in Underwritten Registrations.

      No person may participate in any underwritten registration hereunder unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

8.    Put Option.

      (a) Original Common Stock. If Required Notice (as defined below) has been given to Randall's prior to a Payment Date, a Holder of Original Common Stock shall have the right to elect to sell to Randall's as of such Payment Date, and Randall's shall be obligated to purchase from such Holder, at a purchase price equal to the applicable Payment Amount, the number of such Holder's shares of Original Common Stock specified in the Required Notice.

      (b) Converted Common Stock. If Required Notice has been given to Randall's prior to a Payment Date, a Holder of Converted Common Stock shall have the non-cumulative right to elect to sell to Randall's as of such Payment Date, and Randall's


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

shall be obligated to purchase from such Holder, at a purchase price equal to the applicable Payment Amount, up to 10% of all shares of Converted Common Stock issued to the Holder thereof, provided, that on the final Payment Date, a Holder of Converted Common Stock shall have the right to sell to Randall's upon such terms all of such Holder's shares of Converted Common Stock.

      (c) Required Notice. Notice of any exercise of the right to elect to sell to Randall's any Original Common Stock or Converted Common Stock by a Holder thereof pursuant to Section 8(a) or 8(b) hereof shall be given to Randall's in accordance with Section 14.01 of the Acquisition Agreement at least 10 but not more than 60 days prior to the applicable Payment Date, and such notice shall state (i) the name of the Holder of original Common Stock or Converted Common Stock, as the case may be, (ii) the number of shares of Original Common Stock or Converted Common Stock, as the case may be, that the Holder is electing to sell to Randall's and (iii) the address to which a check for payment shall be sent (such notice being the "Required Notice").

      (d) Delivery of Shares and Payment. In order to receive payment for shares of Original Common Stock or Converted Common Stock, as the case may be, upon exercise of a Put Option, the Holder thereof shall surrender to Randall's, at its address set forth pursuant to Section 14.01 of the Acquisition Agreement, a certificate or certificates representing the applicable shares of Common Stock to be purchased by Randall's, duly endorsed for transfer to Randall's. On the applicable Payment Date, or thereafter when Randall's receives the certificates representing the shares of Common Stock for which the Put Option is being exercised, as described in the preceding sentence, Randall's shall pay, by cashiers or certified check, to a Holder who has exercised a Put Option an amount equal to the Payment Amount; provided that if such payment is in excess of $1,000,000, at the request of such Holder such payment shall be made by wire transfer payable in federal or other immediately available funds. Notice of an intent to exercise a Put Option shall be irrevocable, and, on the next subsequent Payment Date, the shares of Original Common Stock or Converted Common Stock, as the case may be, referenced in such notice shall be converted into the right to receive the applicable Payment Amount.

      (e) Determination of Fair Market Value. The Fair Market Value of the Common Stock as of the end of the immediately preceding fiscal year and the Payment Amount applicable with respect to any Payment Date shall be determined no later than the 20th day preceding such Payment Date. Immediately following such determination, Randall's shall notify each Holder, in accordance with
Section 14.01 of the Acquisition Agreement, of the Payment Amount applicable with respect to such Payment Date.

      (f) Termination of Put Option. The right of a Holder of shares of Original Common Stock or Converted Common Stock to sell such shares to Randall's pursuant to this Section 8 shall terminate upon consummation of an IPO.

9.    Restrictions on Transfer; Right of First Refusal; Repurchase Option.

      (a) General Restrictions. Each Holder agrees that it will not, directly or indirectly, effect a Disposition of any Randall's Securities (or solicit any offers to effect a

Disposition of any Randall's Securities), except (i) in compliance with the Securities Act and (ii) prior to the consummation of an IPO, either (x) with the written consent of Randall's or (y) in compliance with the following provisions; provided that from and after October 15, 1997, the provisions of this Section 9(a)(ii) shall not apply to any Disposition of Randall's Securities by MSLEF II to any partner or affiliate of MSLEF II if Randall's shall, if it so requests, have received (1) an opinion of counsel to MSLEF II to the effect that such Disposition does not violate the Securities Act and (2) a counterpart hereof executed by such transferee in which such transferee agrees to be bound by all the terms hereof (including this Section 9):

            (A) Any Holder desiring to make a Disposition of any Randall's Securities shall first make an offer (the "Offer") to sell such Randall's Securities to Randall's.

            (B) The Offer shall be sent by certified or registered mail, return receipt requested, to Randall's and shall state the number of shares involved. The date of the Offer shall be the date on which a notice containing the Offer has been received by Randall's.

            (C) Randall's shall have the option for 20 days following the date of the Offer to purchase not less than all the Randall's Securities offered. The Holder may withdraw the offer as to the Randall's Securities at any time prior to the acceptance thereof by Randall's.

            (D) The price per share to be paid upon the purchase of the Randall's Securities under this Section 9(a) shall be the applicable Payment Amount.

            (E) The closing of the transaction pursuant to this Section 9(a) shall be 30 days from the date of the Offer. The purchase price of the Randall's Securities being acquired shall be paid by certified or cashier's check upon the closing; provided that if such payment is in excess of $1,000,000, at the request of such Holder such payment shall be made by wire transfer payable in federal or other immediately available funds.

            (F) In order to exercise its option to purchase the Randall's Securities hereunder, Randall's shall deliver to the Holder a written notice of intent to purchase such Randall's Securities or send such notice by certified or registered mail, return receipt requested, properly stamped and addressed to the address of the Holder.

            (G) If Randall's does not (i) exercise its option pursuant to subparagraph (C) to purchase any Randall's Securities offered for sale by a Holder in accordance with this Section 9 or (ii) effect a purchase of any such Randall's Securities in accordance with subparagraph (E), the Holder shall thereafter be entitled to freely solicit offers to effect a Disposition or effect a Disposition with respect to such Randall's Securities until the expiration of 120 days after the date (x) such option lapses or (y) Randall's fails to effect such purchase, as the case may be.

      (b) Sale Upon Death of a Holder. Upon the death of a Holder, Randall's shall have the option to purchase all of the decedent's Randall's Securities, and such deceased Holder's spouse, heirs, legal representative, executor or administrator shall be obligated to sell such Randall's Securities to Randall's, at a purchase price equal to the applicable Payment Amount. Such sale shall be consummated within six months after the date of death of the deceased Holder.

      (c) Disposition Upon Termination of Marital Relationship. If the marital relationship of a Holder is terminated by death or divorce and such Holder does not succeed to his spouse's community interest in the Randall's Securities, the Holder shall be required to purchase all of the spouse's interest in the Randall's Securities, and the spouse or the executor or administrator of the decedent's estate shall be obligated to sell such Randall's Securities, at a purchase price equal to the applicable Payment Amount. Such purchase shall be consummated within 90 days after such death or divorce. Should such Holder fail to consummate the purchase within such 90 day period, such failure shall constitute an Offer and the provisions of Section 9(a) hereof shall apply. The date of the Offer shall be the 91st day after such death or divorce.

      (d) Involuntary Disposition. Prior to any involuntary disposition of Randall's Securities, the Holder who owns such Randall's Securities or their representative shall send written notice thereof by certified or registered mail, return receipt requested, disclosing in full to Randall's the nature and details of such involuntary disposition and Randall's shall have the option to purchase any such Randall's Securities for 90 days after the receipt of such written notice, at a purchase price equal to the applicable Payment Amount.

10.   Miscellaneous.

      (a) Purchase by Designee. If Randall's is required or permitted under the terms of Section 8 or Section 9 hereof to purchase any shares of Original Common Stock, Converted Common Stock or Convertible Preferred Stock, Randall's may, at its option, in lieu of such purchase, arrange for one or more designees of Randall's to purchase such shares for a purchase price equal to the applicable Payment Amount, and upon such purchase, any Randall's obligation to purchase such shares shall be discharged and any Randall's option to purchase such shares shall be exercised.

      (b) Binding Effect. Unless otherwise provided herein, the provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, transferees, successors and assigns.

      (c) Amendment. This Agreement may be amended or terminated only by a written instrument signed by Randall's and the Holders of a majority of the shares of Registrable Securities.

      (d) Applicable Law. The internal laws of the State of Texas (without regard to choice of law provisions thereof) shall govern the interpretation, validity and performance of the terms of this Agreement.

      (e) Notices. All notices provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, postage prepaid.

      (f) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.

      (g) Spouses. The spouses of the Selling Shareholders are fully aware of, understand, and fully consent and agree to the provisions of this Agreement and its binding effect upon any community property interests they may now or hereafter own, and agree that the termination of their marital relationship with any Selling Shareholder for any reason shall not have the effect of removing any Randall's Securities otherwise subject to this Agreement from the coverage hereof and that their awareness, understanding, consent and agreements are evidenced by their signing this Agreement. Any Selling Shareholder who marries or remarries shall be obligated to have his spouse sign this Agreement or an identical agreement.

      (h) Remedies. The parties to this Agreement hereby declare that the Randall's Securities are unique chattels and each party to this Agreement shall have all the available remedies for the violation of this Agreement, including, but not limited to, the equitable remedy of specific performance.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          RANDALL'S MANAGEMENT
                                            CORPORATION, INC.

                                          By: /s/ Bob Gowens
                                             -----------------------------------

                                          Title: Executive Vice President

                                          THE MORGAN STANLEY LEVERAGED
                                            EQUITY FUND II, L.P.

                                          By:  Morgan Stanley Leveraged Equity
                                               Fund II, Inc., a general partner


                                          By:
                                             -----------------------------------


                                          Title:
                                                --------------------------------

                                          OTHER SELLING SHAREHOLDERS


                                          --------------------------------------
                                          Jack W. Evans


                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Robert B. Cullum, Jr.


                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Jack W. Evans, Jr.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          RANDALL'S MANAGEMENT
                                            CORPORATION, INC.


                                          By:
                                             -----------------------------------


                                          Title:
                                                --------------------------------

                                          THE MORGAN STANLEY LEVERAGED
                                            EQUITY FUND II, L.P.

                                          By:  Morgan Stanley Leveraged Equity
                                               Fund II, Inc., a general partner


                                          By: /s/ [ILLEGIBLE]
                                             -----------------------------------

                                          Title: Director

                                          OTHER SELLING SHAREHOLDERS


                                          --------------------------------------
                                          Jack W. Evans


                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Robert B. Cullum, Jr.


                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Jack W. Evans, Jr.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          RANDALL'S MANAGEMENT
                                            CORPORATION, INC.


                                          By:
                                             -----------------------------------


                                          Title:
                                                --------------------------------

                                          THE MORGAN STANLEY LEVERAGED
                                            EQUITY FUND II, L.P.


                                          By:                , a general partner
                                             ----------------


                                          By:
                                             -----------------------------------


                                          Title:
                                                --------------------------------

                                          OTHER SELLING SHAREHOLDERS


                                          /s/ Jack W. Evans
                                          --------------------------------------
                                          Jack W. Evans


                                          /s/ Imogene S. Evans
                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Robert B. Cullum, Jr.


                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Jack W. Evans, Jr.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          RANDALL'S MANAGEMENT
                                            CORPORATION, INC.


                                          By:
                                             -----------------------------------


                                          Title:
                                                --------------------------------

                                          THE MORGAN STANLEY LEVERAGED
                                            EQUITY FUND II, L.P.


                                          By:                , a general partner
                                             ----------------


                                          By:
                                             -----------------------------------


                                          Title:
                                                --------------------------------

                                          OTHER SELLING SHAREHOLDERS


                                          --------------------------------------
                                          Jack W. Evans


                                          --------------------------------------
                                          Spouse:


                                          /s/ Robert B. Cullum, Jr.
                                          --------------------------------------
                                          Robert B. Cullum, Jr.


                                          /s/ Elna F. Cullum
                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Jack W. Evans, Jr.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          RANDALL'S MANAGEMENT
                                            CORPORATION, INC.


                                          By:
                                             -----------------------------------


                                          Title:
                                                --------------------------------

                                          THE MORGAN STANLEY LEVERAGED
                                            EQUITY FUND II, L.P.


                                          By:                , a general partner
                                             ----------------


                                          By:
                                             -----------------------------------


                                          Title:
                                                --------------------------------

                                          OTHER SELLING SHAREHOLDERS


                                          --------------------------------------
                                          Jack W. Evans


                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Robert B. Cullum, Jr.


                                          --------------------------------------
                                          Spouse:


                                          /s/ Jack W. Evans, Jr.
                                          --------------------------------------
                                          Jack W. Evans, Jr.

                                          /s/ Mary Evans
                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Charles G. Cullum


                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Houston E. Holmes


                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Mrs. Robert B. Cullum


                                          --------------------------------------
                                          James E. Stiles


                                          --------------------------------------
                                          Spouse:

                                          --------------------------------------
                                          Spouse:


                                          /s/ Charles G. Cullum
                                          --------------------------------------
                                          Charles G. Cullum


                                          /s/ Garland Mac Cullum
                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Houston E. Holmes


                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Mrs. Robert B. Cullum


                                          --------------------------------------
                                          James E. Stiles


                                          --------------------------------------
                                          Spouse:

                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Charles G. Cullum


                                          --------------------------------------
                                          Spouse:


                                          /s/ Houston E. Holmes, Jr.
                                          --------------------------------------
                                          Houston E. Holmes


                                          /s/ Sally C. Holmes
                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Mrs. Robert B. Cullum


                                          --------------------------------------
                                          James E. Stiles


                                          --------------------------------------
                                          Spouse:

                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Charles G. Cullum


                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Houston E. Holmes


                                          --------------------------------------
                                          Spouse:


                                          /s/ Mrs. Robert B. Cullum
                                          --------------------------------------
                                          Mrs. Robert B. Cullum


                                          --------------------------------------
                                          James E. Stiles


                                          --------------------------------------
                                          Spouse:

                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Charles G. Cullum


                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Houston E. Holmes


                                          --------------------------------------
                                          Spouse:


                                          --------------------------------------
                                          Mrs. Robert B. Cullum


                                          /s/ James E. Stiles
                                          --------------------------------------
                                          James E. Stiles


                                          /s/ Beverley A. Stiles
                                          --------------------------------------
                                          Spouse: